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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                                NOVEMBER 10, 2004

                            VORNADO OPERATING COMPANY
             (Exact name of registrant as specified in its charter)

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
          DELAWARE                      001-14525               22-3569068
(State or other jurisdiction    (Commission File Number)      (IRS Employer
      of incorporation)                                     Identification No.)
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                   210 ROUTE 4 EAST, PARAMUS, NEW JERSEY 07652
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (201) 587-7721

        Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

[  ]     Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01 OTHER EVENTS.

On November 10, 2004, Vornado Operating Company (the "Company") announced that its Board of Directors has voted to recommend to its stockholders that the Company liquidate. The liquidation must be approved by holders of a majority of the Company's common shares. The Board of Directors has scheduled a stockholder meeting to vote on the liquidation for December 17, 2004 and has set November 16, 2004 as the record date for determining the stockholders entitled to vote at that meeting. The Company expects to mail proxy materials for the meeting promptly after the November 16, 2004 record date.

Assuming stockholders approve the liquidation at the December 17, 2004 meeting, the Company will pay its remaining liabilities and distribute its residual cash to stockholders. The Company estimates that the distribution will be approximately $2.00 per share, although the actual amount may be higher or lower depending on whether its remaining liabilities turn out to be higher or lower than the estimated amounts.

A copy of the press release issued by the Company on November 10, 2004 regarding the above-referenced decision by the Board of Directors to recommend liquidation is being filed as exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

      c. Exhibits

      The following document is filed as an exhibit to this Current Report on Form 8-K: 99.1 - Press release, dated November 10, 2004


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       VORNADO OPERATING COMPANY
                                             (Registrant)

                                       By: /s/ JOSEPH MACNOW
                                           -----------------
                                       Name: Joseph Macnow
                                       Title: Executive Vice President and Chief
                                              Financial Officer

Date: November 10, 2004